UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 14, 2025

Southport Acquisition Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-41150	86-3483780
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

268 Post Road Suite 200 Fairfield, CT	06824
(Address of principal executive offices)	(Zip Code)

(917) 503-9722

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934: None.

Securities registered pursuant to Section 12(g) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value, and one-half of one warrant	PORTU	OTC
Class A common stock, $0.0001 par value per share	PORT	OTC
Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50, subject to adjustment	PORTW	OTC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

As previously disclosed, on September 11, 2024, Southport Acquisition Corporation, a Delaware corporation (“Southport”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among Southport, Sigma Merger Sub, Inc., a Delaware corporation and a direct wholly owned subsidiary of Southport (“Merger Sub”), and Angel Studios, Inc., a Delaware corporation (“Angel Studios”), pursuant to which Merger Sub will merge with and into Angel Studios, with Angel Studios continuing as the surviving corporation and a wholly owned subsidiary of Southport (the “Merger”).

As previously disclosed, the Merger Agreement is subject to the satisfaction or waiver of certain customary closing conditions, including, among others, (i) the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, which occurred on December 5, 2024, (ii) the absence of any law or injunction prohibiting the consummation of the Merger, (iii) the effectiveness of the registration statement on Form S-4 to be filed by Southport in connection with the transaction, (iv) the approval of the Merger Agreement and the transactions contemplated thereby by the respective stockholders of Southport and Angel Studios, (v) the approval by Southport’s stockholders of an extension to Southport’s deadline to consummate a business combination to September 30, 2025, which approval was obtained on November 13, 2024, (vi) the receipt of approval for listing on the New York Stock Exchange or the Nasdaq Stock Market (or any other nationally recognized stock exchange in the United States as may be agreed by Angel Studios and Southport) of the Southport Class A Common Stock (including shares issued in the transaction), and (vii) Southport having at least $5,000,001 of net tangible assets upon the Closing.

On February 14, 2025, Southport, Angel Studios and Merger Sub entered into the Amendment No. 1 to Agreement and Plan of Merger (the “Merger Agreement Amendment”), which amends the Merger Agreement to (i) remove the closing condition set forth in clause (vii) of the foregoing paragraph, (ii) amend the definitions of “Acquiror Expense Cap” (as defined in the Merger Agreement Amendment) and “Transaction Expenses” (as defined in the Merger Agreement Amendment) and (iii) amend the provision regarding expense statements.

Other than as expressly modified by the Merger Agreement Amendment, the Merger Agreement, which was filed as Exhibit 2.1 to the Current Report on Form 8-K/A filed by Southport with the U.S. Securities and Exchange Commission (the “SEC”) on September 11, 2024, remains in full force and effect. The foregoing description of the Merger Agreement Amendment does not purport to be complete and is subject to, and qualified in their entirety by reference to, the full text of the Merger Agreement Amendment, which is attached as Exhibit 2.1 and incorporated herein by reference.

Additional Information and Where to Find It

In connection with the proposed transaction, Southport filed a registration statement on Form S-4 (as it may be amended, the “Registration Statement”) with the SEC on November 12, 2024, which includes a preliminary prospectus and joint proxy statement of Southport and Angel Studios, referred to as a joint proxy statement/prospectus. The Registration Statement has not yet become effective. When available, a final joint proxy statement/prospectus will be sent to all Southport and Angel Studios stockholders. Southport and Angel Studios will also file other documents regarding the proposed transaction with the SEC. INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE REGISTRATION STATEMENT, THE JOINT PROXY STATEMENT/PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders will be able to obtain free copies of the Registration Statement, the joint proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by Southport and Angel Studios (when available) through the website maintained by the SEC at http://www.sec.gov. The documents filed by Southport with the SEC also may be obtained free of charge upon written request to 268 Post Road, Suite 200, Fairfield, CT 06824. The documents filed by Angel Studios with the SEC also may be obtained free of charge on Angel Studios’ website at https://www.angel.com/legal/sec-filings or upon written request to 295 W Center Street, Provo, UT 84601.

Participants in Solicitation

Southport, Angel Studios and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about the directors and executive officers of Southport, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in Southport’s Annual Report on Form 10-K for its fiscal year ended December 31, 2023, which was filed with the SEC on April 1, 2024, under the headings “Directors, Executive Officers and Corporate Governance,” “Executive Compensation,” “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” and “Certain Relationships and Related Transactions, and Director Independence.” To the extent holdings of Southport Common Stock by the directors and executive officers of Southport have changed from the amounts of Southport Common Stock held by such persons as reflected therein, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Information about the directors and executive officers of Angel Studios, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in Angel Studios’ amended Form 10, which was filed with the SEC on May 13, 2024, under the headings “Security Ownership of Certain Beneficial Owners and Management,” “Directors and Executive Officers,” “Executive Compensation,” and “Certain Relationships and Related Transactions, and Director Independence.” To the extent holdings of Angel Studios common stock by the directors and executive officers of Angel Studios have changed from the amounts of Angel Studios common stock held by such persons as reflected therein, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, are contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the proposed transaction when such materials become available. Investors should read the joint proxy statement/prospectus carefully before making any voting or investment decisions. You may obtain free copies of any of the documents referenced herein from Southport or Angel Studios using the sources indicated above.

No Offer or Solicitation

This communication is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Cautionary Statement Regarding Forward-Looking Statements

This communication may contain certain forward-looking statements within the meaning of the federal securities laws with respect to the proposed transaction between Angel Studios and Southport. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this communication, including but not limited to: (i) the risk that the proposed transaction may not be completed in a timely manner or at all, which may adversely affect the price of the combined company’s securities, (ii) the risk that the proposed transaction may not be completed by Southport’s business combination deadline and the potential failure to obtain an extension of the business combination deadline, (iii) the failure to satisfy the conditions to the consummation of the proposed transaction, including the adoption of the Merger Agreement by the stockholders of Southport and Angel Studios, (iv) the lack of a third party valuation in determining whether or not to pursue the proposed transaction, (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, (vi) the effect of the announcement or pendency of the transaction on Angel Studios’ business relationships, operating results, and business generally, (vii) risks that the proposed transaction disrupts current plans and operations of Angel Studios or diverts management’s attention from Angel Studios’ ongoing business operations and potential difficulties in Angel Studios employee retention as a result of the announcement and consummation of the proposed transaction, (viii) the outcome of any legal proceedings that may be instituted against Angel Studios or against Southport related to the Merger Agreement or the proposed transaction, (ix) the ability to list the combined company’s securities on a national securities exchange in connection with the transaction, (x) the price of Southport’s securities may be volatile due to a variety of factors, including changes in the competitive and highly regulated industries in which Southport plans to operate or Angel Studios operates, variations in operating performance across competitors, changes in laws and regulations affecting Southport’s or Angel Studios’ business, and changes in the combined capital structure, (xi) the ability to implement business plans, forecasts, and other expectations after the completion of the proposed transaction, and identify and realize additional opportunities, (xii) the ability to recognize the anticipated benefits of the proposed transaction, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees, (xiii) the evolution of the markets in which Angel Studios competes, (xiv) the costs related to the proposed transaction, (xv) Angel Studios’ expectations regarding its market opportunities, (xvi) risks related to domestic and international political and macroeconomic uncertainty, including the Russia-Ukraine conflict and the war in the Middle East, and (xvii) the risk of downturns and a changing regulatory landscape in the highly competitive industry in which Angel Studios operates. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of Southport’s and Angel Studios’ annual reports on Form 10-K and Form 10, respectively, and quarterly reports on Form 10-Q, the Registration Statement on Form S-4, including those under “Risk Factors” therein, and other documents filed by Southport and Angel Studios from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Angel Studios and Southport assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither Angel Studios nor Southport gives any assurance that either Angel Studios or Southport, or the combined company, will achieve its expectations.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
2.1	Amendment No. 1 to Agreement and Plan of Merger, dated as of February 14, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Southport Acquisition Corporation

Date: February 14, 2025	By:	/s/ Jeb Spencer
		Name:	Jeb Spencer
		Title:	Chief Executive Officer

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